Date:  June 26, 1998


                                    Guaranty



Between                                                and
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BANK:                                                  GUARANTOR:

NationsBank, N.A.                                      Saul P. Steinberg
101 South Tryon Street                                 Park Avenue Plaza
Charlotte, North Carolina  28255                       55 East 52nd Street
                                                       New York, New York 10055

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"BORROWER":  Wise Partners, L.P., a Delaware limited partnership


     I. Guaranty. FOR VALUE RECEIVED, and to induce NationsBank, N.A., a national banking association (the "Bank"), to make the loans or advances contemplated by the Loan Agreement (as hereinafter defined), the undersigned, Saul P. Steinberg ("Guarantor"), hereby irrevocably and unconditionally guarantees to the Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all the obligations of the Borrower to pay, as and when due and payable (by mandatory prepayment, by scheduled maturity or upon the occurrence of any Event of Default), all amounts from time to time owing by the Borrower pursuant to any Loan Document as in effect on the Closing Date (or modified or amended with the consent of the Guarantor), whether for principal, interest, fees or otherwise (collectively, the "Obligations"). This Guaranty is intended to provide a continuing guarantee of the payment of the Obligations without limitation as to amounts guaranteed hereunder. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between the Borrower and the Bank.

     II. Nature of Obligations. (a) The undertakings of Guarantor hereunder are independent of the Obligations and, subject to the provisions of Section 2(b), a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, regardless of whether (i) an action is brought against Borrower or Jonathan L. Steinberg or to realize upon any security for the Obligations or, (ii) Borrower is joined in any such action or actions. The obligations of Guarantor hereunder are joint and several with the obligations of Jonathan L. Steinberg under the Guaranty, dated the date hereof, of Jonathan L. Steinberg to the Bank. Guarantor shall not be entitled to assert as a defense to the enforceability of this Guaranty any defense of Borrower with respect to any Obligations.





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          (b)  Notwithstanding  anything to the contrary  contained herein or in any other Loan Document, it is understood and agreed that the Bank shall make demand for payment of any Obligation that is due and payable pursuant to the terms of the Loan Documents (whether on the due date thereof, at maturity or upon acceleration) first on the Borrower (with a copy of such notice of demand provided to Guarantor) and shall not make demand on Guarantor for payment of any such Obligation until five days have elapsed since the date of such demand by the Bank on the Borrower nor shall the Bank sell, resell, assign, transfer or deliver the Collateral of Guarantor except in accordance with the notice and other provisions of Section 13(b) hereof.

     III. Paragraph Headings, Governing Law and Binding Effect. The paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York and applicable United States federal law. This Guaranty shall be deemed to have been made in the State of New York at the Bank's New York address indicated in Section VIII of the Loan Agreement, and may be enforced in the courts of the State of New York, or the United States courts located within the State of New York, and is performable in the State of New York. This Guaranty is binding upon Guarantor and his heirs, representatives, estate, successors and assigns, and the Bank and its successors and assigns, and shall inure to the benefit of the Bank, its successors, endorsees or assigns.

     IV. Waiver by Guarantor. Guarantor waives notice of acceptance of this Guaranty, notice of any Obligations, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by the Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor), except as is specifically provided in
Section 12 and Section 13 hereof.

     Subject to the provisions of Section 2(b) hereof, Guarantor also waives the benefits of any provision of law requiring that the Bank exhaust any right or remedy, or take any action, against the Borrower, any other guarantor or any other person or property prior to or simultaneously with proceeding against Guarantor hereunder.

     The Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by Section 1, Section 2(b), Section 12 or Section 13 hereof, Section X.C. of the Loan Agreement, Section 7.A.(ii) or Section 8.D. of the Pledge Agreement or any other notice required under any Loan Document which may not be waived under applicable law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the obligations of





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Guarantor,  in whole or in part,  and without the  endorsement  or  execution by
Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Obligation or installment thereof, or any security therefor; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any Collateral and offset against any Collateral or other property as provided in the Loan Documents; (c) exercise or refrain from exercising any rights against Borrower or others or act or refrain from acting in any other manner; (d) settle or compromise any Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Obligation of any other parties primarily or secondarily liable on any of the Obligations; (e) release or compromise any liability of Guarantor hereunder or any liability or obligation of any other parties primarily or secondarily liable on any of the Obligations; or (f) apply any sums from any sources to any Obligation without regard to any Obligations remaining unpaid.

     V. Subordination. Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Obligations shall have been fully paid and the Obligations fully performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of the Bank in such assets.

     VI. Waivers by the Bank. No delay on the part of the Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Bank or the obligations of Guarantor to the Bank in any other respect at any other time.

     VII.   Partial   Invalidity   and/or   Enforceability   of  Guaranty.   The
unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     In the event the Bank is required to relinquish or return any payments, any Collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Obligation, by reason of a proceeding arising under any applicable bankruptcy or insolvency





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                                                                           4



law, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by the Bank.

     VIII. Change of Status. Guarantor hereby agrees that this Guaranty shall remain the binding, legal and enforceable obligation of Guarantor, irrespective of any change in name by Guarantor or Borrower or change in type of entity of Borrower.

     IX. Financial and Other Information. For any year in which any Obligations remain outstanding, Guarantor will furnish the Bank with his annual financial statements in form satisfactory to the Bank within ninety (90) days after the end of the calendar year, which financial statements shall consist of a balance sheet for the previous twelve months. Guarantor will also furnish to the Bank financial information regarding Guarantor reasonably requested in writing by the Bank within thirty (30) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation, and in entering into this Guaranty, Guarantor has not relied upon any representation of the Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that the Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

     X. Guarantor Representations and Warranties. 1. The financial statements of Guarantor, dated February 28, 1998, which have been delivered to the Bank fairly present Guarantor's financial condition as of the date thereof. Guarantor has not failed to disclose to the Bank any information that could materially affect Guarantor's properties, prospects or financial condition. There has occurred no material adverse change in the financial condition of Guarantor since the date of such financial statements.

          2. This Guaranty and each of the other Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor and constitute the legal, valid and binding obligations of Guarantor and are enforceable against Guarantor in accordance with their terms; Guarantor has full capacity and power to execute and deliver this Guaranty and such other Loan Documents; and the execution and delivery by Guarantor of this Guaranty and such other Loan Documents and the performance by Guarantor of Guarantor's obligations hereunder and thereunder, do not violate, or conflict with, any agreement, instrument, note, judgment, order or decree binding on Guarantor or under any law, rule or regulation applicable to Guarantor, which violation or conflict would have a material and adverse effect on Guarantor's ability to perform its obligations under the Loan Documents or the rights and remedies of the Bank under the Loan Documents.





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     XI. Notices.  Notices provided  hereunder shall be delivered  personally or sent certified mail, postage prepaid, to Guarantor (at Guarantor's address indicated at the beginning of this Guaranty) or the Bank (at its address indicated in Section VIII of the Loan Agreement), or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, certified and postage prepaid, or if delivered personally, upon delivery.

     XII. Guarantor Duties. Subject to the provisions of Section 2(b) hereof, Guarantor shall upon notice or demand by the Bank promptly and with due diligence, pay all and satisfy all Obligations for the benefit of the Bank in the event of the occurrence of any Event of Default.

     XIII. Remedies. Subject to the provisions of Section 2(b) hereof, upon the failure of Guarantor to fulfill its duty to pay and satisfy all Obligations as required hereunder, the Bank shall have available all of the remedies of a creditor of Guarantor and of a secured party under all applicable law, and without limiting the generality of the foregoing, the Bank may, at its option and without further notice or demand: (a) declare any Obligation to be immediately due and payable, at which point such Obligation shall become immediately due and payable; and (b) take possession of the Collateral pledged by Guarantor, and, upon five days' prior notice to Guarantor, sell, resell, assign, transfer and deliver all or any part of the Collateral of Guarantor at any public or private sale or otherwise dispose of any or all of the Collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith the Bank may impose reasonable conditions upon any such sale, and the Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the Collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower, Guarantor or any other person whatsoever. The Bank agrees that any sale of Collateral shall be made in a commercially reasonable manner and Guarantor acknowledges and agrees that the sale of the Collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale.

     XIV. Attorney Fees, Cost and Expenses. Guarantor shall pay all reasonable costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by the Bank in enforcing the payment of any Obligation.

     XV. Preservation of Property. The Bank shall not be bound to take any steps necessary to preserve any rights in Collateral pledged to the Bank to secure the Obligations against prior parties who may be liable in connection therewith, and Guarantor hereby agrees to take any such steps. The Bank, nevertheless, at any




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                                                                            6



time may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or the Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any Collateral pledged to the Bank to secure the Obligations; (c) compromise and settle with any person liable on such Collateral; or (d) upon notice to Guarantor, extend the time of payment under the Loan Documents as to any party liable on the Loan Documents, all without incurring responsibility to, and without affecting any of the obligations of Guarantor hereunder.

     XVI. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN NEW YORK COUNTY AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS




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                                                                            7


     AGREEMENT OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III)
     LIMIT THE RIGHT OF THE BANK HERETO (A) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (B) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL NOT CONSTITUTE A WAIVER OF THE RIGHTS OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     XVII. Controlling Document. To the extent that this Guaranty conflicts with or is in any way incompatible with any provision of any other Loan Document, the terms of the Note shall govern over any issue addressed therein, and issues not addressed in the Note shall be governed by the terms of the Loan Document that most specifically addresses such issues.

     XVIII. Notice of Final Agreement. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENTIAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed on the 26th day of June, 1998.

Guarantor:



____________________________
Name:  Saul P. Steinberg